Borrowings (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure Of Borrowings [Abstract]
Disclosure of detailed information about borrowings [text block]
Amounts in US$ '000	2017	2016
Outstanding amounts as of 31 December
2024 Notes (a)	426,124	-
Notes GeoPark Latin America Agencia en Chile (b)	-	304,059
Banco Itaú (c)	-	49,763
Banco de Chile (d)	-	4,709
Banco de Crédito e Inversiones (e)	80	141
	426,204	358,672
Classified as follows:
Current	7,664	39,283
Non current	418,540	319,389

(a) During September 2017, the Company successfully placed US$ 425,000,000 notes which were offered to qualified institutional buyers in accordance with Rule 144A under the United States Securities Act, and outside the United States to non-U.S. persons in accordance with Regulation S under the United States Securities Act.

The Notes carry a coupon of 6.50% per annum. Final maturity of the notes will be 21 September 2024. The Notes are secured with a pledge of all of the equity interests of the Company, directly or indirectly, in GeoPark Colombia Coöperatie U.A. and GeoPark Chile S.A.. The debt issuance cost for this transaction amounted to US$ 6,683,000 (debt issuance effective rate: 6.90%). The indenture governing the Notes due 2024 includes incurrence test covenants that provides among other things, that, during the first two years from the issuance date, the Net Debt to Adjusted EBITDA ratio should not exceed 3.5 times and the Adjusted EBITDA to Interest ratio should exceed 2 times. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Company’s capacity to incur additional indebtedness, as specified in the indenture governing the Notes. Incurrence covenants as opposed to maintenance covenants must be tested by the Company before incurring additional debt or performing certain corporate actions including but not limited to dividend payments, restricted payments and others, (other than in each case, certain specific exceptions). As of the date of these Consolidated Financial Statements, the Company is in compliance of all the indenture’s provisions and covenants.

The net proceeds from the Notes were used by the Company (i) to make a capital contribution to its wholly-owned subsidiary, GeoPark Latin America Limited Agencia en Chile (“GeoPark LA Agencia”), providing it with sufficient funds to fully repay the 7.50% senior secured notes due 2020 and to pay any related fees and expenses, including call premium, and (ii) for general corporate purposes, including capital expenditures and to repay existing indebtedness.

(b) During February 2013, the Group successfully placed US$ 300,000,000 notes which were offered under Rule 144A and Regulation S exemptions of the United States Securities laws. The Notes carried a coupon of 7.50% per annum and mature on 11 February 2020. These Notes were fully repaid in September 2017.

(c) During March 2014, GeoPark executed a loan agreement with Itaú BBA International for US$  70,450,000 to finance the acquisition of a 10% working interest in the Manatí field in Brazil. The loan was fully repaid in September 2017.

(d) During December 2015, GeoPark executed a loan agreement with Banco de Chile for US$  7,028,000 to finance the start-up of new Ache gas field in GeoPark-operated Fell Block. The interest rate applicable to this loan is LIBOR plus 2.35% per annum. The interest and the principal have been paid on monthly basis; with a six months grace period, with final maturity on December 2017. As of the date of these Consolidated Financial Statements, the loan was fully repaid.

(e) During February 2016, GeoPark executed a loan agreement with Banco de Crédito e Inversiones for US$  186,000 to finance the acquisition of vehicles for the Chilean operation. The interest rate applicable to this loan is 4.14% per annum. The interest and the principal will be paid on monthly basis, with final maturity on February 2019.